UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report       February 13, 2004

FARMERS NATIONAL BANC CORP.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	2-80339 (Commission File Number)	34-1371693 (I.R.S. Employer Identification Number)

20 South Broad Street
Canfield, OH 44406
(Address of principal executive offices)

(330)533-3341
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

On February 13, 2004, Farmers National Banc Corp. issued the press release attached as Exhibit 99.1, reporting on its third quarter cash dividend declared payable on March 31, 2004.

Item 7. Financial Statements and Exhibits

     (c) Exhibits:

     Exhibit 99.1 February 13, 2004 Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS NATIONAL BANC CORP.
Dated: February 13, 2004	By:	/s/ Frank L. Paden
Frank L. Paden, President and Secretary

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